UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 — September 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINOX

Putnam International Growth Fund

Annual report
9|30|12

A world of investing.™

Putnam Investments

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
International Growth
Fund

Annual report
9 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Federal tax information	49

About the Trustees	50

Officers	52

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Coordinated action by central banks on both sides of the Atlantic helped lift both equity and fixed-income markets this year. Global markets continue to show signs of vulnerability, however, with investors growing more concerned about economic slowdowns in the United States, Europe, and emerging markets, particularly China. The outcome of the U.S. presidential election and the impending “fiscal cliff” are additional sources of potential volatility.

Putnam’s veteran investment team relies on fundamental research and experienced judgment to seek opportunities and manage risk in this environment. In the same way, it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam International Growth Fund

Targeting the world of growth potential outside the United States

Since 1995, Putnam International Growth Fund has invested in stocks of companies outside the United States with growth potential. Backed by a team of skilled analysts, Portfolio Manager Jeff Sacknowitz targets companies of all sizes in both developed and emerging markets.

A diverse range of markets

The fund can invest across a diverse range of markets, including the developed markets of Europe, Canada, Japan, Australia, and the United States, as well as the developing markets of Latin America, Asia, Eastern Europe, and Africa.

Putnam International Growth Fund invested in 27 countries outside the United States as of September 30, 2012.

Illustration sources: MSCI EAFE Index, MSCI Emerging Markets Index.

2 International Growth Fund

Capital investment may drive future growth in international markets

Capital investment — spending by businesses to purchase fixed assets such as land, machinery, or buildings — is one of the keys for sustaining long-term economic growth. Most regions of the world are benefiting from a higher ratio of investment to gross domestic product (GDP) than is the United States.

Capital investment as a percentage of GDP across regions

European Union
United States
Newly industrialized Asian economies
Latin America and the Caribbean
30%
25
20
15
10
5
0
2011
2012*
2013*

* *Estimated.*

Sources: International Monetary Fund, World Economic Outlook Database, October 2012; Haver Analytics.

"We have an intensive process for screening international markets for companies that exhibit robust growth characteristics while also offering attractive valuations."

Jeffrey B. Sacknowitz
Portfolio Manager
Putnam International Growth Fund

International Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Recent performance may have benefited from one or more legal settlements. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

4	International Growth Fund

Interview with your fund’s portfolio manager

The fund posted strong results for its fiscal year ended in September 2012. What drove the fund’s solid results?

The key factor that led the fund to outperform its benchmark and Lipper peer group average was strong stock selection. In addition, in March of 2012 we reduced the portfolio’s exposure to volatility, which helped performance as the market weakened during the second quarter due to widespread macroeconomic fears. We took advantage of the stock market decline to add to some of our favorite stocks, which then helped performance as markets rebounded during the summer.

How would you describe the environment for international equity investing during the fund’s fiscal year?

After the market sell-off during mid 2011, during the last quarter of that year we began to see a variety of policy responses to address macroeconomic challenges. These actions helped sentiment improve, and many international markets, particularly in Europe, came back strongly as a result. When investor risk aversion was at its strongest, we added to what were broadly considered riskier positions because our research suggested these stocks were priced at attractive levels and were likely to enjoy superior growth going forward.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

International Growth Fund	5

These moves enhanced the portfolio’s performance, as some of our best-performing positions were in areas and markets that had been considered more problematic.

We continue to believe that the peripheral European countries still face significant challenges in dealing with the interconnected issues of reducing their excessive sovereign debt, instituting unpopular fiscal austerity measures, and reviving extremely weak economies. However, we think there are attractive opportunities in these areas that the market tends to misprice during the sell-offs, which seem to have become a regular feature of equity markets after the 2008 global financial crisis.

China’s slowdown had a pronounced effect on companies and countries leveraged to its growth. Do you think the situation there will get worse before it gets better?

The investment environment during the period was less than kind to emerging markets such as China, where the widely anticipated economic slowdown was sharper than expected. Through much of the period, we were cautious about investing in China-related stocks because we felt China’s excessively stimulative policies in 2009–2010 had created distortions that would take some time to resolve. We believed that China had developed too much infrastructure, built too much real estate, and invested much too heavily in manufacturing equipment (especially construction equipment) during that period. We also felt that the Chinese government would be cautious not to repeat such a mistake, and would thus be slower to loosen policy, even as the “costs” of 2009–2010 policies worked their way through the economy in the guise of slower growth.

We have since re-established some positions in China-related companies. We believe China’s growth will prove to have hit its low point in the latter half of 2012, and that a new cycle of targeted stimulus measures (e.g., rail-related infrastructure) by the Chinese government provides an attractive investment opportunity

Country/territory allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6	International Growth Fund

in sectors that will benefit from China’s future growth.

Which strategies or holdings contributed the most to the fund’s performance?

The Spain-based blood-plasma products company, Grifols, was the number-one contributor to the fund’s performance. We believe there were two key factors that helped drive this company’s results. First, the company completed its acquisition of North Carolina-based Talecris, another blood plasma and therapeutics manufacturer, which yielded better cost control and profit synergies for Grifols. The second positive factor was the market’s broad undersupply of blood plasma, which came about largely because a competitor experienced a major disruption in manufacturing at one of its plants. At the end of the period, we continued to hold an overweight position in Grifols relative to the benchmark.

The second-largest contributor to the fund’s performance for the year was the stock of Anheuser-Busch InBev [ABI], the Belgium-based multinational brewing company. The company has highly capable management, in our view, which is extremely effective in controlling costs and rationalizing distribution. Subsequent to its purchase of Anheuser-Busch, the company has significantly improved profit margins and has done a great job of cutting debt incurred during the purchase. After strong outperformance during the period, we trimmed the fund’s overweight to neutral relative to the benchmark.

The third-largest contributor to performance was our strategic decision to keep a benchmark-relative underweight to the stock of the world’s largest mining company,

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 9/30/12. Short-term holdings and derivatives are excluded. Holdings will vary over time.

International Growth Fund	7

BHP Billiton, which we sold by period-end. Our outlook for this company was less positive than our outlook for the number-three global mining company, Rio Tinto, which we overweighted relative to the benchmark. However, the metals complex bowed to broad macroeconomic pressures during much of the year. China’s declining demand for raw materials like iron ore, for example, had ripple effects across the metals and mining sector.

Which strategies or positions detracted the most from performance?

The fund’s position in Rio Tinto was the largest detractor from returns. Given broad weakness among hard commodities like iron ore, we reduced our exposure to the sector during the period.

The stocks of Japanese drug companies had a difficult period overall due to concerns over slowing global growth. The fund’s position in Mitsubishi Tanabe Pharma consequently declined in value, along with the stocks of many of its peers. In our view, we think the next few years could be positive for the company, as it has a range of drugs that we think possess good growth potential. We maintain a benchmark-relative overweight position in the stock.

Konami, which we formerly liked for its proven ability to make popular electronic games, suffered due to concerns that the Japanese government would put restrictions on certain aspects of social gaming. In the second half of the period, we sold our position in the stock — the third-largest detractor from returns — as we felt there were better opportunities elsewhere among Japanese consumer-oriented companies.

How would you sum up your outlook for international markets?

We believe Europe has weathered the worst of its immediate crisis. The European Central Bank has shown it is willing to go to great lengths to forestall any deeper economic

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8	International Growth Fund

meltdowns in the region. Furthermore, we are beginning to see the emergence of a more unified regulatory structure for eurozone banks, as well as the first steps toward the establishment of deposit insurance. These measures, we believe, will help ameliorate the risk of further crises of confidence in European financial institutions.

At this point, we think the primary issues for Europe revolve around the ability to address levels of sovereign debt, and the willingness of the populations in troubled peripheral countries to accept the further economic dislocation that will accompany continued fiscal austerity. As these issues play out, we expect that markets will continue to shuttle between periods of exuberance and pessimism over the fate of Europe, a dynamic that we think enhances our ability to invest at attractive prices in growth opportunities in Europe.

We also believe China’s growth is at or near its low point. As China’s current political transition is completed in late 2012/early 2013, we expect that much of the policy-related uncertainty will dissipate, and that targeted stimulus measures will help drive a pickup in growth. We also expect that as incomes in China and elsewhere in Asia continue to rise, many industries and companies will benefit from the concomitant secular growth of discretionary consumption.

Thank you, Jeff, for your insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey B. Sacknowitz has an M.A. in Political Economy and International Relations from Princeton University, an M.A. in International Relations and Japanese Politics from the University of Tokyo, and a B.A. from Colgate University. He joined Putnam in 1999 and has been in the investment industry since 1993.

IN THE NEWS

Global economic growth is losing steam, according to the International Monetary Fund (IMF), with the majority of the world’s advanced economies expected to contract in 2012, or expand at anemic rates of less than 2%. Several issues are challenging economic growth, including Europe’s sovereign debt troubles, the impending “fiscal cliff” in the United States, and high unemployment in various economies. Unless leaders take meaningful steps to address these issues, the current global economic expansion may slow to the weakest level since 2009’s Great Recession. These issues are weighing increasingly on the global economy. In July, the IMF predicted that global growth would be 3.5% in 2012, rising to 3.9% in 2013, but now, in its recently released World Economic Outlook, the IMF has revised its growth forecasts downwards, to growth of just 3.3% this year, and 3.6% in 2013.

International Growth Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(7/21/95)		(2/1/99)		(7/21/95)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.09%	5.73%	5.30%	5.30%	5.30%	5.30%	5.57%	5.36%	5.83%	6.20%

10 years	129.81	116.58	113.02	113.02	113.05	113.05	118.62	110.90	124.55	133.98
Annual average	8.68	8.03	7.86	7.86	7.86	7.86	8.14	7.75	8.43	8.87

5 years	–17.54	–22.27	–20.65	–22.14	–20.60	–20.60	–19.60	–22.42	–18.59	–16.49
Annual average	–3.78	–4.91	–4.52	–4.88	–4.51	–4.51	–4.27	–4.95	–4.03	–3.54

3 years	11.42	4.99	8.87	5.87	8.91	8.91	9.73	5.89	10.55	12.30
Annual average	3.67	1.64	2.87	1.92	2.89	2.89	3.14	1.93	3.40	3.94

1 year	19.14	12.28	18.24	13.24	18.24	17.24	18.56	14.40	18.86	19.49

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

10	International Growth Fund

Comparative index returns For periods ended 9/30/12

		Lipper International Large-Cap Growth
	MSCI EAFE Growth Index (ND)	Funds category average*

Annual average (life of fund)	3.30%	5.59%

10 years	112.29	124.37
Annual average	7.82	8.30

5 years	–19.43	–18.18
Annual average	–4.23	–4.04

3 years	13.53	12.41
Annual average	4.32	3.91

1 year	14.81	17.56

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/12, there were 216, 204, 160, 115, and 31 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $21,302 and $21,305, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $21,090. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $22,455 and $23,398, respectively.

International Growth Fund	11

Fund price and distribution information For the 12-month period ended 9/30/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.503		$0.365	$0.388	$0.421		$0.466	$0.545

Capital gains	—		—	—	—		—	—

Total	$0.503		$0.365	$0.388	$0.421		$0.466	$0.545

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/11	$13.10	$13.90	$12.04	$12.35	$12.40	$12.85	$12.90	$13.17

9/30/12	15.03	15.95	13.82	14.16	14.22	14.74	14.80	15.11

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 9/30/11	1.59%	2.34%	2.34%	2.09%	1.84%	1.34%

Annualized expense ratio
for the six-month period
ended 9/30/12*†	1.56%	2.31%	2.31%	2.06%	1.81%	1.31%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 0.05% from annualizing the performance fee adjustment for the six months ended 9/30/12.

12	International Growth Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2012, to September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.75	$11.46	$11.46	$10.22	$8.99	$6.52

Ending value (after expenses)	$988.20	$983.60	$984.70	$985.40	$986.70	$989.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2012, use the following calculation method. To find the value of your investment on April 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.87	$11.63	$11.63	$10.38	$9.12	$6.61

Ending value (after expenses)	$1,017.20	$1,013.45	$1,013.45	$1,014.70	$1,015.95	$1,018.45

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

International Growth Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Growth Index (ND) is an unmanaged index that measures the performance in 20 countries within Europe, Australasia, and the Far East with a greater-than-average growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	International Growth Fund

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2012, Putnam employees had approximately $342,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

International Growth Fund	15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured

16	International Growth Fund

particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve-month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement

International Growth Fund	17

to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 4th quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 5th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The

18	International Growth Fund

Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper International Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	3rd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 241, 222 and 190 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2011 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the one-year period was due in significant part to the fund’s poor stock selection, as well as the fund’s underweight position in the consumer staples sector.

The Trustees considered steps that Putnam Management had taken to support improved performance, noting in particular that, in November 2008, a new portfolio manager had taken sole responsibility for managing the fund’s investments. The Trustees observed that Putnam Management remained confident in the portfolio manager and his investment process. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

International Growth Fund	19

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

20	International Growth Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

International Growth Fund	21

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders
of Putnam International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Growth Fund (the “fund”) at September 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2012 by correspondence with the custodian, brokers, and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 8, 2012

22	International Growth Fund

The fund’s portfolio 9/30/12

COMMON STOCKS (95.2%)*	Shares	Value

Aerospace and defense (1.9%)
Embraer SA ADR (Brazil)	24,200	$644,204

European Aeronautic Defense and Space Co. NV (France)	61,020	1,939,916

Rolls-Royce Holdings PLC (United Kingdom)	252,333	3,443,680

		6,027,800
Auto components (0.9%)
Continental AG (Germany)	18,809	1,845,234

Valeo SA (France)	21,985	1,020,660

		2,865,894
Automobiles (2.1%)
Bayerische Motoren Werke (BMW) AG (Germany)	46,147	3,383,079

Brilliance China Automotive Holdings, Inc. (China) †	1,208,000	1,325,270

Nissan Motor Co., Ltd. (Japan)	252,700	2,151,476

		6,859,825
Beverages (3.7%)
Anheuser-Busch InBev NV (Belgium)	48,651	4,161,688

Fomento Economico Mexicano SAB de CV ADR (Mexico)	23,600	2,170,728

Pernod-Ricard SA (France)	49,671	5,581,821

		11,914,237
Biotechnology (1.1%)
Grifols SA ADR (Spain) †	157,635	3,598,807

		3,598,807
Capital markets (1.2%)
Ashmore Group PLC (United Kingdom)	434,555	2,396,562

Deutsche Bank AG (Germany)	34,847	1,379,085

		3,775,647
Chemicals (2.7%)
BASF SE (Germany)	42,438	3,585,904

Lanxess AG (Germany)	22,151	1,838,911

Syngenta AG (Switzerland)	5,470	2,044,143

Tronox, Ltd. Class A	54,400	1,232,160

		8,701,118
Commercial banks (6.2%)
Australia & New Zealand Banking Group, Ltd. (Australia)	67,442	1,725,100

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	162,968	1,288,519

Barclays PLC (United Kingdom)	970,872	3,379,526

China Construction Bank Corp. (China)	3,139,000	2,169,123

HSBC Holdings, PLC (United Kingdom)	128,840	1,195,522

Kasikornbank PCL NVDR (Thailand)	125,700	742,552

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	678,100	3,159,450

Sberbank of Russia ADR (Russia)	307,937	3,624,895

Societe Generale SA (France) †	49,296	1,406,040

Standard Chartered PLC (United Kingdom)	66,693	1,510,710

		20,201,437
Commercial services and supplies (1.6%)
Aggreko PLC (United Kingdom)	30,656	1,148,029

Regus PLC (United Kingdom)	1,056,394	1,739,565

Tyco International, Ltd.	41,702	2,346,155

		5,233,749

International Growth Fund	23

COMMON STOCKS (95.2%)* cont.	Shares	Value

Communications equipment (1.0%)
Telefonaktiebolaget LM Ericsson Class B (Sweden)	348,643	$3,179,945

		3,179,945
Computers and peripherals (1.5%)
Apple, Inc.	3,000	2,001,780

EMC Corp. †	69,300	1,889,811

Gemalto NV (Netherlands)	11,146	981,820

		4,873,411
Construction and engineering (1.5%)
China Communications Construction Co., Ltd. (China)	3,178,000	2,558,025

Chiyoda Corp. (Japan)	80,000	1,243,521

Daelim Industrial Co., Ltd. (South Korea)	13,394	1,135,519

		4,937,065
Construction materials (0.3%)
Indocement Tunggal Prakarsa (Indonesia)	453,500	963,096

		963,096
Diversified financial services (2.8%)
BM&F Bovespa SA (Brazil)	249,300	1,506,437

Citigroup, Inc.	49,500	1,619,640

ING Groep NV GDR (Netherlands) †	427,620	3,399,344

ORIX Corp. (Japan)	24,220	2,428,618

		8,954,039
Diversified telecommunication services (0.6%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	39,000	1,850,614

		1,850,614
Electrical equipment (1.8%)
Dongfang Electric Corp., Ltd. (China)	793,600	1,076,176

Mitsubishi Electric Corp. (Japan)	267,000	1,966,240

Schneider Electric SA (France)	46,767	2,777,746

		5,820,162
Electronic equipment, instruments, and components (1.6%)
Hollysys Automation Technologies, Ltd. (China) †	119,900	1,170,224

Hon Hai Precision Industry Co., Ltd. (Taiwan)	539,660	1,671,355

Murata Manufacturing Co., Ltd. (Japan)	45,500	2,420,463

		5,262,042
Energy equipment and services (2.1%)
Ezion Holdings, Ltd. (Singapore)	1,021,000	1,112,506

Halliburton Co.	77,400	2,607,606

Technip SA (France)	26,252	2,929,186

		6,649,298
Food and staples retail (0.9%)
Wal-Mart de Mexico SAB de CV ADR (Mexico)	56,300	1,579,215

WM Morrison Supermarkets PLC (United Kingdom)	308,034	1,420,549

		2,999,764
Food products (5.0%)
Danone (France)	60,483	3,729,661

First Resources, Ltd. (Singapore)	615,000	1,058,140

Kerry Group PLC Class A (Ireland)	72,738	3,720,343

Nestle SA (Switzerland)	119,108	7,513,468

		16,021,612
Gas utilities (1.0%)
Tokyo Gas Co., Ltd. (Japan)	590,000	3,250,296

		3,250,296

24	International Growth Fund

COMMON STOCKS (95.2%)* cont.	Shares	Value

Health-care equipment and supplies (1.3%)
Covidien PLC	71,225	$4,232,190

		4,232,190
Health-care providers and services (0.4%)
Sinopharm Group Co. (China)	396,000	1,268,290

		1,268,290
Hotels, restaurants, and leisure (2.0%)
Compass Group PLC (United Kingdom)	470,161	5,199,949

Minor International PCL (Thailand)	2,252,300	1,126,882

		6,326,831
Household durables (1.1%)
Haier Electronics Group Co., Ltd. (China) †	1,223,000	1,417,264

Persimmon PLC (United Kingdom)	174,830	2,147,675

		3,564,939
Industrial conglomerates (1.4%)
Siemens AG (Germany)	47,011	4,694,606

		4,694,606
Insurance (2.9%)
AIA Group, Ltd. (Hong Kong)	1,119,200	4,154,859

Prudential PLC (United Kingdom)	404,039	5,242,745

		9,397,604
Internet and catalog retail (0.9%)
Rakuten, Inc. (Japan)	291,900	2,970,107

		2,970,107
Internet software and services (1.7%)
Baidu, Inc. ADR (China) †	12,700	1,483,614

Telecity Group PLC (United Kingdom)	148,967	2,156,280

Tencent Holdings, Ltd. (China)	56,200	1,904,173

		5,544,067
IT Services (1.1%)
Amadeus IT Holding SA Class A (Spain)	45,671	1,066,288

Visa, Inc. Class A	18,400	2,470,752

		3,537,040
Machinery (1.2%)
Amada Co., Ltd. (Japan)	180,000	788,070

Fiat Industrial SpA (Italy)	148,053	1,452,304

Volvo AB Class B (Sweden)	109,015	1,534,963

		3,775,337
Media (4.2%)
Global Mediacom Tbk PT (Indonesia)	4,049,500	865,066

Kabel Deutschland Holding AG (Germany) †	41,604	2,972,435

Major Cineplex Group PCL (Thailand)	738,500	453,465

News Corp. Class A	131,800	3,233,054

Pearson PLC (United Kingdom)	119,530	2,338,997

WPP PLC (United Kingdom)	275,782	3,754,980

		13,617,997
Metals and mining (5.5%)
Barrick Gold Corp. (Canada)	49,000	2,047,523

Goldcorp, Inc. (Canada)	164,363	7,546,888

Rio Tinto, Ltd. (Australia)	122,921	6,743,731

Teck Resources, Ltd. Class B (Canada)	51,600	1,522,649

		17,860,791

International Growth Fund	25

COMMON STOCKS (95.2%)* cont.	Shares	Value

Multi-utilities (0.8%)
Centrica PLC (United Kingdom)	478,796	$2,537,790

		2,537,790
Office electronics (0.8%)
Canon, Inc. (Japan)	84,100	2,691,434

		2,691,434
Oil, gas, and consumable fuels (6.6%)
BG Group PLC (United Kingdom)	350,836	7,104,113

Canadian Natural Resources, Ltd. (Canada)	108,900	3,359,716

Inpex Corp. (Japan)	525	3,109,934

Origin Energy, Ltd. (Australia)	145,194	1,704,065

Royal Dutch Shell PLC Class A (United Kingdom)	84,824	2,937,721

Tullow Oil PLC (United Kingdom)	136,573	3,029,371

		21,244,920
Pharmaceuticals (8.4%)
Astellas Pharma, Inc. (Japan)	107,400	5,454,928

Bayer AG (Germany)	64,320	5,534,217

GlaxoSmithKline PLC (United Kingdom)	67,745	1,562,727

Merck KGaA (Germany)	21,289	2,627,547

Mitsubishi Tanabe Pharma Corp. (Japan)	97,500	1,482,739

Sanofi (France)	74,579	6,371,226

Shire PLC (United Kingdom)	108,983	3,225,830

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	24,900	1,031,109

		27,290,323
Real estate management and development (1.7%)
BR Malls Participacoes SA (Brazil)	45,500	631,804

Mitsui Fudosan Co., Ltd. (Japan)	129,000	2,581,469

Sun Hung Kai Properties, Ltd. (Hong Kong)	167,000	2,444,984

		5,658,257
Road and rail (0.4%)
Localiza Rent a Car SA (Brazil)	76,500	1,343,396

		1,343,396
Semiconductors and semiconductor equipment (1.3%)
First Solar, Inc. † S	35,700	790,577

Samsung Electronics Co., Ltd. (South Korea)	1,606	1,933,515

Spreadtrum Communications, Inc. ADR (China)	64,800	1,332,288

		4,056,380
Software (0.4%)
SAP AG (Germany)	18,714	1,327,035

		1,327,035
Specialty retail (1.1%)
Foschini Group, Ltd. (The) (South Africa)	46,451	707,977

Kingfisher PLC (United Kingdom)	671,991	2,871,470

		3,579,447
Textiles, apparel, and luxury goods (1.6%)
LVMH Moet Hennessy Louis Vuitton SA (France)	33,644	5,073,619

		5,073,619
Thrifts and mortgage finance (0.7%)
Housing Development Finance Corp., Ltd. (HDFC) (India)	163,061	2,390,596

		2,390,596
Tobacco (3.8%)
British American Tobacco (BAT) PLC (United Kingdom)	140,556	7,227,197

Japan Tobacco, Inc. (Japan)	171,000	5,124,969

		12,352,166

26	International Growth Fund

COMMON STOCKS (95.2%)* cont.	Shares	Value

Trading companies and distributors (0.8%)
Finning International, Inc. (Canada)	43,200	$1,047,592

Mitsui & Co., Ltd. (Japan)	98,500	1,384,798

		2,432,390
Water utilities (0.4%)
Hyflux, Ltd. (Singapore)	1,150,000	1,313,180

		1,313,180
Wireless telecommunication services (1.2%)
Vodafone Group PLC (United Kingdom)	1,358,567	3,866,561

		3,866,561

Total common stocks (cost $296,516,337)		$307,887,151

PREFERRED STOCKS (1.4%)*	Shares	Value

Samsung Electronics Co., Ltd. zero % cum. pfd. (South Korea)	6,200	$4,376,619

Total preferred stocks (cost $4,266,720)		$4,376,619

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Nov-12/$138.00	196,665	$261,841

Total purchased options outstanding (cost $239,931)			$261,841

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

Hartalega Holdings Bhd
(Malaysia)	5/29/15	MYR 4.67	51,600	$19,414

Total warrants (cost $—)				$19,414

SHORT-TERM INVESTMENTS (2.8%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	453,625	$453,625

Putnam Money Market Liquidity Fund 0.14% L	4,297,120	4,297,120

SSgA Prime Money Market Fund 0.14% P	1,576,260	1,576,260

U.S. Treasury Bills with an effective yield of 0.090%,
November 15, 2012	$221,000	220,975

U.S. Treasury Bills with effective yields ranging from
0.177% to 0.192%, March 7, 2013 ##	1,069,000	1,068,394

U.S. Treasury Bills with effective yields ranging from
0.141% to 0.159%, February 7, 2013	1,536,000	1,535,436

Total short-term investments (cost $9,151,267)		$9,151,810

TOTAL INVESTMENTS

Total investments (cost $310,174,255)		$321,696,835

Key to holding’s currency abbreviations
MYR	Malaysian Ringgit

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
NVDR	Non-voting Depository Receipt
SPDR	S&P Depository Receipts

International Growth Fund	27

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $323,381,097.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $391,484 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United Kingdom	22.3%	Netherlands	1.4%

Japan	13.8	Belgium	1.3

France	9.6	Brazil	1.3

United States	9.3	Mexico	1.2

Germany	9.1	Ireland	1.2

China	4.9	Russia	1.1

Canada	4.9	Singapore	1.1

Australia	3.2	India	0.7

Switzerland	3.0	Thailand	0.7

South Korea	2.3	Indonesia	0.6

Hong Kong	2.1	Taiwan	0.5

Spain	1.9	Italy	0.5

Sweden	1.5	Other	0.5

		Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $213,632,727)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	10/17/12	$4,042,331	$3,983,348	$(58,983)

	British Pound	Buy	10/17/12	86,065	84,579	1,486

	Canadian Dollar	Sell	10/17/12	2,496,771	2,485,990	(10,781)

	Euro	Sell	10/17/12	250,107	246,262	(3,845)

	Swiss Franc	Buy	10/17/12	1,093,227	1,074,861	18,366

28	International Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $213,632,727) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	British Pound	Sell	10/17/12	$9,515,585	$9,356,381	$(159,204)

	Canadian Dollar	Sell	10/17/12	2,276,216	2,266,815	(9,401)

	Euro	Sell	10/17/12	2,146,477	2,103,017	(43,460)

	Hong Kong Dollar	Sell	10/17/12	1,619,055	1,618,508	(547)

	Japanese Yen	Buy	10/17/12	6,187,809	6,160,972	26,837

	Norwegian Krone	Buy	10/17/12	260,727	257,149	3,578

	Swedish Krona	Buy	10/17/12	1,681,336	1,642,054	39,282

	Swiss Franc	Sell	10/17/12	927,100	912,129	(14,971)

Citibank, N.A.

	Australian Dollar	Buy	10/17/12	727,180	716,026	11,154

	British Pound	Buy	10/17/12	5,779,914	5,682,098	97,816

	Canadian Dollar	Sell	10/17/12	1,656,650	1,650,408	(6,242)

	Danish Krone	Buy	10/17/12	6,304,311	6,188,268	116,043

	Euro	Sell	10/17/12	9,578,111	9,495,242	(82,869)

	Singapore Dollar	Buy	10/17/12	2,215,243	2,214,239	1,004

	Swiss Franc	Buy	10/17/12	2,134,022	2,100,387	33,635

Credit Suisse AG

	Australian Dollar	Sell	10/17/12	855,025	842,243	(12,782)

	British Pound	Buy	10/17/12	4,343,453	4,210,669	132,784

	Canadian Dollar	Buy	10/17/12	5,674,728	5,655,236	19,492

	Euro	Sell	10/17/12	5,867,756	5,738,514	(129,242)

	Japanese Yen	Buy	10/17/12	9,004,983	8,969,624	35,359

	Norwegian Krone	Buy	10/17/12	963,999	951,116	12,883

	Swedish Krona	Sell	10/17/12	367,182	358,721	(8,461)

	Swiss Franc	Sell	10/17/12	285,990	281,479	(4,511)

Deutsche Bank AG

	Australian Dollar	Buy	10/17/12	2,626,821	2,582,990	43,831

	British Pound	Sell	10/17/12	933,151	917,590	(15,561)

	Canadian Dollar	Buy	10/17/12	2,668,008	2,656,636	11,372

	Euro	Buy	10/17/12	2,607,620	2,555,400	52,220

	Swedish Krona	Buy	10/17/12	1,442,265	1,408,315	33,950

	Swiss Franc	Buy	10/17/12	3,284,149	3,231,069	53,080

Goldman Sachs International

	Australian Dollar	Buy	10/17/12	1,298,440	1,278,341	20,099

	British Pound	Buy	10/17/12	1,084,612	1,066,183	18,429

	Euro	Sell	10/17/12	445,078	435,709	(9,369)

	Japanese Yen	Sell	10/17/12	1,652,092	1,656,629	4,537

	Norwegian Krone	Buy	10/17/12	2,213,218	2,183,153	30,065

	Norwegian Krone	Sell	10/17/12	2,213,218	2,214,864	1,646

	Swedish Krona	Buy	10/17/12	865,776	845,773	20,003

International Growth Fund	29

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $213,632,727) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/17/12	$5,302,438	$5,220,923	$81,515

	British Pound	Sell	10/17/12	1,938,479	1,906,310	(32,169)

	Euro	Sell	10/17/12	120,684	118,296	(2,388)

	Hong Kong Dollar	Sell	10/17/12	1,683,886	1,683,384	(502)

	Norwegian Krone	Buy	10/17/12	2,437,431	2,406,804	30,627

	Swiss Franc	Buy	10/17/12	3,523,342	3,465,598	57,744

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	10/17/12	2,099,074	2,066,997	32,077

	British Pound	Buy	10/17/12	7,296,143	7,174,022	122,121

	Canadian Dollar	Sell	10/17/12	6,734,692	6,709,994	(24,698)

	Euro	Buy	10/17/12	7,953,441	7,787,419	166,022

	Hong Kong Dollar	Sell	10/17/12	1,360,634	1,359,833	(801)

	Japanese Yen	Buy	10/17/12	1,443,127	1,436,901	6,226

	Norwegian Krone	Buy	10/17/12	531,728	555,679	(23,951)

	Singapore Dollar	Sell	10/17/12	661,330	650,555	(10,775)

	Swedish Krona	Buy	10/17/12	1,923,101	1,879,396	43,705

	Swiss Franc	Buy	10/17/12	2,919,563	2,873,578	45,985

Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	10/17/12	4,380,072	4,310,665	(69,407)

	British Pound	Sell	10/17/12	3,916,681	3,849,185	(67,496)

	Canadian Dollar	Sell	10/17/12	131,987	140,821	8,834

	Euro	Sell	10/17/12	2,260,606	2,212,582	(48,024)

	Japanese Yen	Sell	10/17/12	1,597,053	1,577,101	(19,952)

	Swiss Franc	Sell	10/17/12	159,639	219,443	59,804

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/17/12	1,859,236	1,830,402	28,834

	Canadian Dollar	Buy	10/17/12	3,192,092	3,150,597	41,495

	Euro	Sell	10/17/12	585,298	573,130	(12,168)

	Israeli Shekel	Buy	10/17/12	458,288	445,367	12,921

	Norwegian Krone	Sell	10/17/12	983,381	970,139	(13,242)

	Swedish Krona	Buy	10/17/12	1,070,807	1,046,285	24,522

UBS AG

	British Pound	Sell	10/17/12	8,225,095	8,087,910	(137,185)

	Canadian Dollar	Sell	10/17/12	4,548,975	4,531,742	(17,233)

	Euro	Buy	10/17/12	4,893,417	4,793,593	99,824

	Norwegian Krone	Buy	10/17/12	979,910	966,763	13,147

	Swedish Krona	Buy	10/17/12	1,287,449	1,257,840	29,609

	Swiss Franc	Buy	10/17/12	1,569,487	1,543,958	25,529

WestPac Banking Corp.

	British Pound	Buy	10/17/12	2,117,876	2,082,231	35,645

	Canadian Dollar	Sell	10/17/12	1,616,485	1,610,720	(5,765)

	Euro	Buy	10/17/12	2,961,960	2,901,353	60,607

	Japanese Yen	Sell	10/17/12	7,987,792	7,956,224	(31,568)

Total						$778,191

30	International Growth Fund

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums received $141,599)
	Contract	Expiration date/
	amount	strike price	Value

SPDR S&P 500 ETF Trust (Put)	196,665	Nov-12/$134.00	$151,344

Total			$151,344

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$4,813,401	$40,045,258	$—

Consumer staples	3,749,943	39,537,836	—

Energy	5,967,322	21,926,896	—

Financials	3,757,881	46,619,699	—

Health care	8,862,106	27,527,504	—

Industrials	5,381,347	28,883,158	—

Information technology	11,139,046	19,332,308	—

Materials	12,349,220	15,175,785	—

Telecommunication services	—	5,717,175	—

Utilities	—	7,101,266	—

Total common stocks	56,020,266	251,866,885	—

Preferred stocks	—	4,376,619	—

Purchased options outstanding	—	261,841	—

Warrants	19,414	—	—

Short-term investments	5,873,380	3,278,430	—

Totals by level	$61,913,060	$259,783,775	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$778,191	$—

Written options	—	(151,344)	—

Totals by level	$—	$626,847	$—

The accompanying notes are an integral part of these financial statements.

International Growth Fund	31

Statement of assets and liabilities 9/30/12

ASSETS

Investment in securities, at value, including $422,970 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $305,423,510)	$316,946,090
Affiliated issuers (identified cost $4,750,745) (Notes 1 and 6)	4,750,745

Cash	77,342

Foreign currency (cost $2,734,083) (Note 1)	2,780,490

Dividends, interest and other receivables	1,011,696

Receivable for shares of the fund sold	96,334

Receivable for investments sold	2,705,999

Unrealized appreciation on forward currency contracts (Note 1)	1,865,744

Total assets	330,234,440

LIABILITIES

Payable for investments purchased	2,273,846

Payable for shares of the fund repurchased	310,676

Payable for compensation of Manager (Note 2)	239,134

Payable for investor servicing fees (Note 2)	163,768

Payable for custodian fees (Note 2)	45,361

Payable for Trustee compensation and expenses (Note 2)	209,957

Payable for administrative services (Note 2)	1,394

Payable for distribution fees (Note 2)	195,941

Unrealized depreciation on forward currency contracts (Note 1)	1,087,553

Collateral on certain derivative contracts, at value (Note 1)	1,576,260

Written options outstanding, at value (premiums received $141,599) (Notes 1 and 3)	151,344

Collateral on securities loaned, at value (Note 1)	453,625

Other accrued expenses	144,484

Total liabilities	6,853,343

Net assets	$323,381,097

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$457,449,461

Undistributed net investment income (Note 1)	688,192

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(147,083,058)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	12,326,502

Total — Representing net assets applicable to capital shares outstanding	$323,381,097

(Continued on next page)

32	International Growth Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($286,059,315 divided by 19,034,803 shares)	$15.03

Offering price per class A share (100/94.25 of $15.03)*	$15.95

Net asset value and offering price per class B share ($8,854,448 divided by 640,497 shares)**	$13.82

Net asset value and offering price per class C share ($7,670,687 divided by 541,758 shares)**	$14.16

Net asset value and redemption price per class M share ($5,839,544 divided by 410,686 shares)	$14.22

Offering price per class M share (100/96.50 of $14.22)*	$14.74

Net asset value, offering price and redemption price per class R share
($2,031,935 divided by 137,297 shares)	$14.80

Net asset value, offering price and redemption price per class Y share
($12,925,168 divided by 855,649 shares)	$15.11

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Growth Fund	33

Statement of operations Year ended 9/30/12

INVESTMENT INCOME

Dividends (net of foreign tax of $757,761)	$6,797,520

Interest (including interest income of $3,952 from investments in affiliated issuers) (Note 6)	85,839

Securities lending (Note 1)	145,538

Total investment income	7,028,897

EXPENSES

Compensation of Manager (Note 2)	2,874,103

Investor servicing fees (Note 2)	1,039,791

Custodian fees (Note 2)	109,724

Trustee compensation and expenses (Note 2)	27,823

Administrative services (Note 2)	9,864

Distribution fees (Note 2)	952,699

Other	229,770

Total expenses	5,243,774

Expense reduction (Note 2)	(35,077)

Net expenses	5,208,697

Net investment income	1,820,200

Net realized loss on investments (net of foreign tax of $95,031) (Notes 1 and 3)	(21,740,969)

Net increase from payments by affiliates (Note 2)	2,125

Net realized loss on foreign currency transactions (Note 1)	(2,823,379)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	2,415,769

Net unrealized appreciation of investments and written options during the year	77,179,212

Net gain on investments	55,032,758

Net increase in net assets resulting from operations	$56,852,958

The accompanying notes are an integral part of these financial statements.

34	International Growth Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/12	Year ended 9/30/11

Operations:
Net investment income	$1,820,200	$2,389,535

Net realized gain (loss) on investments
and foreign currency transactions	(24,562,223)	32,064,977

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	79,594,981	(89,814,729)

Net increase (decrease) in net assets resulting
from operations	56,852,958	(55,360,217)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(10,262,754)	(4,303,730)

Class B	(290,899)	(74,362)

Class C	(223,822)	(51,943)

Class M	(206,103)	(67,637)

Class R	(57,432)	(19,946)

Class Y	(970,524)	(414,806)

Increase in capital from settlement payments (Note 8)	990,818	4,046,806

Redemption fees (Note 1)	5,206	6,410

Decrease from capital share transactions (Note 4)	(48,067,601)	(43,063,335)

Total decrease in net assets	(2,230,153)	(99,302,760)

NET ASSETS

Beginning of year	325,611,250	424,914,010

End of year (including undistributed net investment income
of $688,192 and $12,810,290, respectively)	$323,381,097	$325,611,250

The accompanying notes are an integral part of these financial statements.

International Growth Fund	35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
September 30, 2012	$13.10	.09	2.30	2.39	(.50)	(.50)	—	.04 [e]	$15.03	19.14	$286,059	1.56	.60	108
September 30, 2011	15.47	.10	(2.44)	(2.34)	(.19)	(.19)	—	.16 [f,g,h]	13.10	(14.33)	276,049	1.59	.59	121
September 30, 2010	14.53	.06	1.21	1.27	(.37)	(.37)	—	.04 [i]	15.47	9.17	359,067	1.67 [j,k]	.42 [j]	162
September 30, 2009	13.30	.21	.93	1.14	—	—	—	.09 [l,m]	14.53	9.25	371,482	1.56 [j]	1.86 [j]	193
September 30, 2008	19.90	.23	(6.58)	(6.35)	(.25)	(.25)	—	—	13.30	(32.26)	420,839	1.51 [j]	1.33 [j]	122

Class B
September 30, 2012	$12.04	(.02)	2.13	2.11	(.37)	(.37)	—	.04 [e]	$13.82	18.24	$8,854	2.31	(.19)	108
September 30, 2011	14.22	(.03)	(2.25)	(2.28)	(.06)	(.06)	—	.16 [f,g,h]	12.04	(14.97)	10,474	2.34	(.21)	121
September 30, 2010	13.39	(.05)	1.11	1.06	(.27)	(.27)	—	.04 [i]	14.22	8.29	17,777	2.42 [j,k]	(.38) [j]	162
September 30, 2009	12.34	.12	.84	.96	—	—	—	.09 [l,m]	13.39	8.51	24,861	2.31 [j]	1.12 [j]	193
September 30, 2008	18.47	.06	(6.10)	(6.04)	(.09)	(.09)	—	—	12.34	(32.83)	39,186	2.26 [j]	.38 [j]	122

Class C
September 30, 2012	$12.35	(.02)	2.18	2.16	(.39)	(.39)	—	.04 [e]	$14.16	18.24	$7,671	2.31	(.14)	108
September 30, 2011	14.60	(.02)	(2.31)	(2.33)	(.08)	(.08)	—	.16 [f,g,h]	12.35	(14.96)	7,293	2.34	(.15)	121
September 30, 2010	13.75	(.05)	1.14	1.09	(.28)	(.28)	—	.04 [i]	14.60	8.31	9,093	2.42 [j,k]	(.33) [j]	162
September 30, 2009	12.68	.12	.86	.98	—	—	—	.09 [l,m]	13.75	8.44	9,549	2.31 [j]	1.11 [j]	193
September 30, 2008	19.00	.09	(6.28)	(6.19)	(.13)	(.13)	—	—	12.68	(32.77)	11,973	2.26 [j]	.54 [j]	122

Class M
September 30, 2012	$12.40	.01	2.19	2.20	(.42)	(.42)	—	.04 [e]	$14.22	18.56	$5,840	2.06	.09	108
September 30, 2011	14.65	.01	(2.30)	(2.29)	(.12)	(.12)	—	.16 [f,g,h]	12.40	(14.72)	6,300	2.09	.08	121
September 30, 2010	13.80	(.01)	1.13	1.12	(.31)	(.31)	—	.04 [i]	14.65	8.53	8,701	2.17 [j,k]	(.09) [j]	162
September 30, 2009	12.69	.15	.87	1.02	—	—	—	.09 [l,m]	13.80	8.75	9,394	2.06 [j]	1.36 [j]	193
September 30, 2008	19.00	.13	(6.28)	(6.15)	(.16)	(.16)	—	—	12.69	(32.62)	10,800	2.01 [j]	.79 [j]	122

Class R
September 30, 2012	$12.90	.05	2.28	2.33	(.47)	(.47)	—	.04 [e]	$14.80	18.86	$2,032	1.81	.38	108
September 30, 2011	15.25	.06	(2.41)	(2.35)	(.16)	(.16)	—	.16 [f,g,h]	12.90	(14.57)	1,557	1.84	.37	121
September 30, 2010	14.34	.02	1.19	1.21	(.34)	(.34)	—	.04 [i]	15.25	8.86	1,871	1.92 [j,k]	.15 [j]	162
September 30, 2009	13.15	.18	.92	1.10	—	—	—	.09 [l,m]	14.34	9.05	1,661	1.81 [j]	1.61 [j]	193
September 30, 2008	19.76	.22	(6.56)	(6.34)	(.27)	(.27)	—	—	13.15	(32.47)	1,718	1.76 [j]	1.28 [j]	122

Class Y
September 30, 2012	$13.17	.08	2.37	2.45	(.55)	(.55)	—	.04 [e]	$15.11	19.49	$12,925	1.31	.54	108
September 30, 2011	15.55	.14	(2.45)	(2.31)	(.23)	(.23)	—	.16 [f,g,h]	13.17	(14.11)	23,939	1.34	.87	121
September 30, 2010	14.60	.09	1.22	1.31	(.40)	(.40)	—	.04 [i]	15.55	9.43	28,405	1.42 [j,k]	.65 [j]	162
September 30, 2009	13.33	.22	.96	1.18	—	—	—	.09 [l,m]	14.60	9.53	28,891	1.31 [j]	1.99 [j]	193
September 30, 2008	19.95	.29	(6.61)	(6.32)	(.30)	(.30)	—	—	13.33	(32.10)	49,515	1.26 [j]	1.70 [j]	122

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	International Growth Fund	International Growth Fund	37

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to $0.04 per share outstanding on November 29, 2011.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Southwest Securities, Inc. (SWS), which amounted to less than $0.01 per share outstanding as of August 22, 2011.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.14 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to $0.01 per share outstanding on May 11, 2011 (Note 8).

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc., which amounted to $0.01 per share outstanding as of December 21, 2010.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.04 per share outstanding as of March 30, 2010.

j Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.24

September 30, 2008	0.14

k Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% of average net assets as of September 30, 2010.

l Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to $0.07 per share outstanding as of May 21, 2009.

m Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.02 per share outstanding as of June 23, 2009.

The accompanying notes are an integral part of these financial statements.

38	International Growth Fund

Notes to financial statements 9/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam International Growth Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation by investing mainly in common stocks of companies of any size in established and emerging markets outside the United States. The fund invests mainly in growth stocks, which are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price.

The fund offers class A, class B, class C, class M, class R, and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

International Growth Fund	39

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally

40	International Growth Fund

received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts may include extended effective dates on premiums.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 45,000 on purchased options contracts for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $387,300,000 on forward currency contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $107,988 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $294,127 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $259,870.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $422,970 and the fund received cash collateral of $453,625.

International Growth Fund	41

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2012, the fund had a capital loss carryover of $131,360,072 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$7,133,992	$—	$7,133,992	*

68,610,961	N/A	68,610,961	September 30, 2017

55,615,119	N/A	55,615,119	September 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, late year loss deferrals, foreign tax credits and restitution payments. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $1,930,764 to

42	International Growth Fund

decrease undistributed net investment income, $990,821 to decrease paid-in-capital and $2,921,585 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$28,263,500
Unrealized depreciation	(18,488,909)

Net unrealized appreciation	9,774,591
Undistributed ordinary income	1,365,794
Capital loss carryforward	(131,360,072)
Post-October capital loss deferral	(13,974,997)
Cost for federal income tax purposes	$311,922,244

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $13,974,997 recognized during the period between November 1, 2011 and September 30, 2012 to its fiscal year ending September 30, 2013.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion and
0.845%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Growth Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

International Growth Fund	43

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.936% of the fund’s average net assets before a decrease of $212,210 (0.064% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $2,125 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$905,416
Class B	31,171
Class C	24,466
Class M	19,945
Class R	5,761
Class Y	53,032
Total	$1,039,791

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $810 under the expense offset arrangements and by $34,267 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $246, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

44	International Growth Fund

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$719,650
Class B	98,623
Class C	77,856
Class M	47,407
Class R	9,163
Total	$952,699

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $19,152 and $411 from the sale of class A and class M shares, respectively, and received $8,182 and $190 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $35 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $346,718,217 and $404,932,688, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities. Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums received
Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	196,665	141,599
Options exercised	—	—
Options expired	—	—
Options closed	—	—

Written options outstanding at the
end of the reporting period	196,665	$141,599

International Growth Fund	45

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/12		Year ended 9/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	813,594	$11,585,228	1,294,198	$21,314,231

Shares issued in connection with
reinvestment of distributions	720,106	9,433,389	241,586	3,920,947

	1,533,700	21,018,617	1,535,784	25,235,178

Shares repurchased	(3,572,608)	(51,056,389)	(3,678,562)	(60,516,872)

Net decrease	(2,038,908)	$(30,037,772)	(2,142,778)	$(35,281,694)

	Year ended 9/30/12		Year ended 9/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	62,015	$817,088	86,057	$1,309,621

Shares issued in connection with
reinvestment of distributions	22,795	276,508	4,665	70,019

	84,810	1,093,596	90,722	1,379,640

Shares repurchased	(313,915)	(4,160,188)	(471,050)	(7,192,129)

Net decrease	(229,105)	$(3,066,592)	(380,328)	$(5,812,489)

	Year ended 9/30/12		Year ended 9/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	73,788	$984,925	86,562	$1,352,427

Shares issued in connection with
reinvestment of distributions	15,293	189,938	2,924	44,998

	89,081	1,174,863	89,486	1,397,425

Shares repurchased	(137,860)	(1,865,684)	(121,755)	(1,898,807)

Net decrease	(48,779)	$(690,821)	(32,269)	$(501,382)

	Year ended 9/30/12		Year ended 9/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	8,808	$116,816	14,992	$233,703

Shares issued in connection with
reinvestment of distributions	15,358	191,203	4,031	62,197

	24,166	308,019	19,023	295,900

Shares repurchased	(121,482)	(1,646,038)	(104,720)	(1,625,653)

Net decrease	(97,316)	$(1,338,019)	(85,697)	$(1,329,753)

46	International Growth Fund

	Year ended 9/30/12		Year ended 9/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	45,484	$636,910	38,410	$626,316

Shares issued in connection with
reinvestment of distributions	3,952	51,093	1,131	18,111

	49,436	688,003	39,541	644,427

Shares repurchased	(32,775)	(462,436)	(41,640)	(677,680)

Net increase (decrease)	16,661	$225,567	(2,099)	$(33,253)

	Year ended 9/30/12		Year ended 9/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	191,905	$2,684,394	339,682	$5,629,763

Shares issued in connection with
reinvestment of distributions	72,348	950,651	24,535	399,672

	264,253	3,635,045	364,217	6,029,435

Shares repurchased	(1,226,113)	(16,795,009)	(373,806)	(6,134,199)

Net decrease	(961,860)	$(13,159,964)	(9,589)	$(104,764)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$1,865,744	Payables	$1,087,553

Equity contracts	Investments	281,255	Payables	151,344

Total		$2,146,999		$1,238,897

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(2,594,566)	$(2,594,566)

Total	$(2,594,566)	$(2,594,566)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for			Forward
as hedging instruments under			currency
ASC 815	Options	Warrants*	contracts	Total

Foreign exchange contracts	$—	$—	$2,317,210	$2,317,210

Equity contracts	12,165	19,414	—	$31,579

Total	$12,165	$19,414	$2,317,210	$2,348,789

* For the reporting period, the transaction volume for warrants was minimal.

International Growth Fund	47

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership or control, were as follows:

Market
	value at the					Market
	beginning					value at the
	of the					end of the
	reporting	Purchase	Sales	Investment	Capital gain	reporting
Name of affiliates	period	cost	proceeds	income	distributions	period

Putnam Money Market
Liquidity Fund*	$2,326,323	$110,854,312	$108,883,515	$3,952	$—	$4,297,120

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Market values are shown for those securities affiliated at the close of the reporting period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $3,597,168 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $161,045 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

48	International Growth Fund

Federal tax information (Unaudited)

For the reporting period, interest and dividends from foreign countries were $7,574,671 or $0.35 per share (for all classes of shares). Taxes paid to foreign countries were $852,792 or $0.04 per share (for all classes of shares).

The fund designated 2.15% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $9,609 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

International Growth Fund	49

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

50	International Growth Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

International Growth Fund	51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

52	International Growth Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm	Robert T. Burns	Associate Treasurer
PricewaterhouseCoopers LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam International Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN010
277548 11/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2012	$75,298	$--	$16,822	$669
September 30, 2011	$71,265	$--	$11,405	$ —

For the fiscal years ended September 30 2012 and September 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $179,500 and $226,457 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2012	$ —	$45,000	$ —	$ —

September 30, 2011	$ —	$112,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 28, 2012